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                                                                      EXHIBIT 15


                                POWER OF ATTORNEY

            We, the undersigned directors and officers of IL Annuity and Insurance Company, a Massachusetts corporation, hereby constitute and appoint Janis B. Funk, our true and lawful attorney, with full power to her to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering IL Annuity and Insurance Company Separate Account 1, established by IL Annuity and Insurance Company on November 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Registration Statements and any and all amendments thereto.

            Witness our hands on the date set forth below.

Signature                               Title                    Date
---------                               -----                    ----

/s/ Larry R. Prible             Chairman of the Board and        April 9, 1998
-------------------             Director
Larry R. Prible

/s/ Gregory J. Carney           President, Chief Executive       April 9, 1998
---------------------           Officer and Director
Gregory J. Carney

/s/ Gene E. Trueblood           Treasurer                        April 9, 1998
---------------------
Gene E. Trueblood

/s/ John J. Fahrenbach          Director                         April 9, 1998
----------------------
John J. Fahrenbach

/s/ Garrett P. Ryan             Director                         April 9, 1998
-------------------
Garrett P. Ryan

/s/ Richard G. Darragh          Controller                       April 9, 1998
----------------------
Richard G. Darragh

/s/ Larry A. Halbach            Director                         April 9, 1998
--------------------
 Larry A. Halbach

/s/ Stephen J. Shorrock         Director                         April 9, 1998
-----------------------
Stephen J. Shorrock

/s/ Karla K. Vest               Director                         April 9, 1998
-----------------
Karla K. Vest